EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2017

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking	11–14
Corporate & Investment Bank	15–17
Commercial Banking	18–19
Asset & Wealth Management	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures and Key Performance Measures	28
Glossary of Terms and Acronyms (a)

(a)	Refer to the Glossary of Terms and Acronyms on pages 279–285 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Annual Report”).

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
							1Q17 Change
SELECTED INCOME STATEMENT DATA	1Q17		4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
Reported Basis
Total net revenue	$24,675		$23,376	$24,673	$24,380	$23,239	6%	6%
Total noninterest expense	15,019		13,833	14,463	13,638	13,837	9	9
Pre-provision profit	9,656		9,543	10,210	10,742	9,402	1	3
Provision for credit losses	1,315		864	1,271	1,402	1,824	52	(28)
NET INCOME	6,448		6,727	6,286	6,200	5,520	(4)	17

Managed Basis (a)
Total net revenue	25,586		24,333	25,512	25,214	24,083	5	6
Total noninterest expense	15,019		13,833	14,463	13,638	13,837	9	9
Pre-provision profit	10,567		10,500	11,049	11,576	10,246	1	3
Provision for credit losses	1,315		864	1,271	1,402	1,824	52	(28)
NET INCOME	6,448		6,727	6,286	6,200	5,520	(4)	17

EARNINGS PER SHARE DATA
Net income: Basic	$1.66		$1.73	$1.60	$1.56	$1.36	(4)	22
Diluted	1.65		1.71	1.58	1.55	1.35	(4)	22
Average shares: Basic (b)	3,601.7		3,611.3	3,637.7	3,675.5	3,710.6	—	(3)
Diluted (b)	3,630.4		3,646.6	3,669.8	3,706.2	3,737.6	—	(3)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$312,078		$307,295	$238,277	$224,449	$216,547	2	44
Common shares at period-end	3,552.8		3,561.2	3,578.3	3,612.0	3,656.7	—	(3)
Closing share price (c)	$87.84		$86.29	$66.59	$62.14	$59.22	2	48
Book value per share	64.68		64.06	63.79	62.67	61.28	1	6
Tangible book value per share (“TBVPS”) (d)	52.04		51.44	51.23	50.21	48.96	1	6
Cash dividends declared per share	0.50		0.48	0.48	0.48	0.44	4	14

FINANCIAL RATIOS (e)
Return on common equity (“ROE”)	11%		11%	10%	10%	9%
Return on tangible common equity (“ROTCE”) (d)	13		14	13	13	12
Return on assets	1.03		1.06	1.01	1.02	0.93

High quality liquid assets (“HQLA”) (in billions) (f)	$524	(h)	$524	$539	$516	$505	—	4

CAPITAL RATIOS (g)
Common equity Tier 1 (“CET1”) capital ratio	12.5%	(h)	12.4%	12.0%	12.0%	11.9%
Tier 1 capital ratio	14.2	(h)	14.1	13.6	13.6	13.5
Total capital ratio	15.6	(h)	15.5	15.1	15.2	15.1
Tier 1 leverage ratio	8.4	(h)	8.4	8.5	8.5	8.6

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

(b)	Prior period amounts have been revised to conform with the current period presentation. The revision had no impact on the Firm’s reported earnings per share in any of the prior periods.

(c)	Share price is from the New York Stock Exchange.

(d)
TBVPS and ROTCE are non-GAAP financial measures. TBVPS represents tangible common equity (“TCE”) divided by common shares at period-end. ROTCE measures the Firm’s annualized earnings as a percentage of average TCE. TCE is also a non-GAAP financial measure; for a reconciliation of common stockholders’ equity to TCE, see page 9. For further discussion of these measures, see page 28.

(e)	Quarterly ratios are based upon annualized amounts.

(f)	HQLA represents the amount of assets that qualify for inclusion in the liquidity coverage ratio. For additional information on HQLA and LCR, see page 111 of the 2016 Annual Report.

(g)
Ratios presented are calculated under the Basel III Transitional capital rules and for the capital ratios represent the Collins Floor. See footnote (a) on page 9 for additional information on Basel III and the Collins Floor.

(h)	Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,546,290	$2,490,972	$2,521,029	$2,466,096	$2,423,808	2%	5%
Loans:
Consumer, excluding credit card loans	367,055	364,644	363,796	361,305	354,192	1	4
Credit card loans	135,016	141,816	133,435	131,591	126,090	(5)	7
Wholesale loans	393,903	388,305	390,823	379,908	367,031	1	7
Total Loans	895,974	894,765	888,054	872,804	847,313	—	6
Core loans (a)	812,119	806,152	795,077	775,813	746,196	1	9
Core loans (average) (a)	805,382	799,698	779,383	760,721	737,297	1	9

Deposits:
U.S. offices:
Noninterest-bearing	400,439	400,831	409,912	393,294	383,282	—	4
Interest-bearing	775,258	737,949	722,294	695,763	695,667	5	11
Non-U.S. offices:
Noninterest-bearing	16,456	14,764	15,815	17,072	16,726	11	(2)
Interest-bearing	230,846	221,635	228,117	224,829	226,141	4	2
Total deposits	1,422,999	1,375,179	1,376,138	1,330,958	1,321,816	3	8

Long-term debt (b)	289,492	295,245	309,418	295,627	290,754	(2)	—
Common stockholders’ equity	229,795	228,122	228,263	226,355	224,089	1	3
Total stockholders’ equity	255,863	254,190	254,331	252,423	250,157	1	2

Loans-to-deposits ratio	63%	65%	65%	66%	64%

Headcount	246,345	243,355	242,315	240,046	237,420	1	4

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR (c)	$25	$40	$43	$45	$54	(38)	(54)

LINE OF BUSINESS NET REVENUE (d)
Consumer & Community Banking	$10,970	$11,019	$11,328	$11,451	$11,117	—	(1)
Corporate & Investment Bank	9,536	8,461	9,455	9,165	8,135	13	17
Commercial Banking	2,018	1,963	1,870	1,817	1,803	3	12
Asset & Wealth Management	3,087	3,087	3,047	2,939	2,972	—	4
Corporate	(25)	(197)	(188)	(158)	56	87	NM
TOTAL NET REVENUE	$25,586	$24,333	$25,512	$25,214	$24,083	5	6

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$1,988	$2,364	$2,204	$2,656	$2,490	(16)	(20)
Corporate & Investment Bank	3,241	3,431	2,912	2,493	1,979	(6)	64
Commercial Banking	799	687	778	696	496	16	61
Asset & Wealth Management	385	586	557	521	587	(34)	(34)
Corporate	35	(341)	(165)	(166)	(32)	NM	NM
NET INCOME	$6,448	$6,727	$6,286	$6,200	$5,520	(4)	17

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

(b)
Included unsecured long-term debt of $212.0 billion, $212.6 billion, $226.8 billion, $220.6 billion and $216.1 billion for the periods ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.

(c)
As part of the Firm’s continuous evaluation and periodic enhancement of its market risk measures, during the third quarter of 2016 the Firm refined the scope of positions included in risk management VaR. In particular, certain private equity positions in the Corporate & Investment Bank (“CIB”), exposure arising from non-U.S. dollar-denominated funding activities in Corporate, as well as seed capital investments in Asset & Wealth Management were removed from the VaR calculation. The Firm believes this refinement to its reported VaR measures more appropriately captures the risk of its market risk sensitive instruments. In the absence of these refinements, the average Total VaR, without diversification, would have been higher by the following amounts: $3 million, $6 million, and $7 million for the three months ended March 31, 2017, December 31, 2016, and September 30, 2016, respectively. Additionally, during the first quarter of 2017, the Firm refined the historical proxy time series inputs to certain VaR models to more appropriately reflect the risk exposure from certain asset-backed products. In the absence of this enhancement, the average Total VaR, without diversification, would have been higher by $3 million for the three months ended March 31, 2017. For information regarding CIB VaR, see page 17.

(d)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q17 Change
REVENUE	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
Investment banking fees	$1,817	$1,605	$1,866	$1,644	$1,333	13%	36%
Principal transactions	3,582	2,460	3,451	2,976	2,679	46	34
Lending- and deposit-related fees	1,448	1,484	1,484	1,403	1,403	(2)	3
Asset management, administration and commissions	3,677	3,689	3,597	3,681	3,624	—	1
Securities gains	(3)	5	64	21	51	NM	NM
Mortgage fees and related income	406	511	624	689	667	(21)	(39)
Card income	914	918	1,202	1,358	1,301	—	(30)
Other income	770	951	782	1,261	801	(19)	(4)
Noninterest revenue	12,611	11,623	13,070	13,033	11,859	9	6
Interest income	15,042	14,466	14,070	13,813	13,552	4	11
Interest expense	2,978	2,713	2,467	2,466	2,172	10	37
Net interest income	12,064	11,753	11,603	11,347	11,380	3	6
TOTAL NET REVENUE	24,675	23,376	24,673	24,380	23,239	6	6

Provision for credit losses	1,315	864	1,271	1,402	1,824	52	(28)

NONINTEREST EXPENSE
Compensation expense	8,201	6,872	7,669	7,778	7,660	19	7
Occupancy expense	961	957	899	899	883	—	9
Technology, communications and equipment expense	1,828	1,822	1,741	1,665	1,618	—	13
Professional and outside services	1,543	1,742	1,665	1,700	1,548	(11)	—
Marketing	713	697	825	672	703	2	1
Other expense (a)	1,773	1,743	1,664	924	1,425	2	24
TOTAL NONINTEREST EXPENSE	15,019	13,833	14,463	13,638	13,837	9	9
Income before income tax expense	8,341	8,679	8,939	9,340	7,578	(4)	10
Income tax expense	1,893	1,952	2,653	3,140	2,058	(3)	(8)
NET INCOME	$6,448	$6,727	$6,286	$6,200	$5,520	(4)	17

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$1.66	$1.73	$1.60	$1.56	$1.36	(4)	22
Diluted earnings per share	1.65	1.71	1.58	1.55	1.35	(4)	22

FINANCIAL RATIOS
Return on common equity (b)	11%	11%	10%	10%	9%
Return on tangible common equity (b)(c)	13	14	13	13	12
Return on assets (b)	1.03	1.06	1.01	1.02	0.93
Effective income tax rate	22.7	22.5	29.7	33.6	27.2
Overhead ratio	61	59	59	56	60

(a)
Included Firmwide legal expense/(benefit) of $218 million, $230 million, $(71) million, $(430) million and $(46) million for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.

(b)	Quarterly ratios are based upon annualized amounts.

(c)	For further discussion of ROTCE, see page 28.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Mar 31, 2017
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2017	2016	2016	2016	2016	2016	2016
ASSETS
Cash and due from banks	$20,484	$23,873	$21,390	$19,710	$18,212	(14)%	12%
Deposits with banks	439,911	365,762	396,200	345,595	360,196	20	22
Federal funds sold and securities purchased under
resale agreements	190,566	229,967	232,637	237,267	223,220	(17)	(15)
Securities borrowed	92,309	96,409	109,197	103,225	102,937	(4)	(10)
Trading assets:
Debt and equity instruments	346,450	308,052	309,258	302,347	295,944	12	17
Derivative receivables	56,063	64,078	65,579	78,446	70,209	(13)	(20)
Securities	281,850	289,059	272,401	278,610	285,323	(2)	(1)
Loans	895,974	894,765	888,054	872,804	847,313	—	6
Less: Allowance for loan losses	13,413	13,776	14,204	14,227	13,994	(3)	(4)
Loans, net of allowance for loan losses	882,561	880,989	873,850	858,577	833,319	—	6
Accrued interest and accounts receivable	60,038	52,330	64,333	64,911	57,649	15	4
Premises and equipment	14,227	14,131	14,208	14,262	14,195	1	—
Goodwill	47,292	47,288	47,302	47,303	47,310	—	—
Mortgage servicing rights	6,079	6,096	4,937	5,072	5,658	—	7
Other intangible assets	847	862	887	917	940	(2)	(10)
Other assets	107,613	112,076	108,850	109,854	108,696	(4)	(1)
TOTAL ASSETS	$2,546,290	$2,490,972	$2,521,029	$2,466,096	$2,423,808	2	5

LIABILITIES
Deposits	$1,422,999	$1,375,179	$1,376,138	$1,330,958	$1,321,816	3	8
Federal funds purchased and securities loaned or sold
under repurchase agreements	183,316	165,666	168,491	166,044	160,999	11	14
Commercial paper	14,908	11,738	12,258	17,279	17,490	27	(15)
Other borrowed funds	24,342	22,705	24,479	19,945	19,703	7	24
Trading liabilities:
Debt and equity instruments	90,913	87,428	95,126	101,194	87,963	4	3
Derivative payables	44,575	49,231	48,143	57,764	59,319	(9)	(25)
Accounts payable and other liabilities	183,200	190,543	190,412	184,635	176,934	(4)	4
Beneficial interests issued by consolidated VIEs	36,682	39,047	42,233	40,227	38,673	(6)	(5)
Long-term debt	289,492	295,245	309,418	295,627	290,754	(2)	—
TOTAL LIABILITIES	2,290,427	2,236,782	2,266,698	2,213,673	2,173,651	2	5

STOCKHOLDERS’ EQUITY
Preferred stock	26,068	26,068	26,068	26,068	26,068	—	—
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	90,395	91,627	92,103	91,974	91,782	(1)	(2)
Retained earnings	166,663	162,440	157,870	153,749	149,730	3	11
Accumulated other comprehensive income/(loss)	(923)	(1,175)	1,474	1,618	782	21	NM
Shares held in RSU Trust, at cost	(21)	(21)	(21)	(21)	(21)	—	—
Treasury stock, at cost	(30,424)	(28,854)	(27,268)	(25,070)	(22,289)	(5)	(36)
TOTAL STOCKHOLDERS’ EQUITY	255,863	254,190	254,331	252,423	250,157	1	2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,546,290	$2,490,972	$2,521,029	$2,466,096	$2,423,808	2	5

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS
						1Q17 Change
AVERAGE BALANCES	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
ASSETS
Deposits with banks	$422,169	$415,817	$409,176	$379,001	$364,200	2%	16%
Federal funds sold and securities purchased under
resale agreements	196,965	217,907	196,657	201,871	204,992	(10)	(4)
Securities borrowed	95,372	103,928	102,790	101,669	103,461	(8)	(8)
Trading assets - debt instruments	225,801	218,272	219,816	215,780	208,315	3	8
Securities	285,565	280,087	272,993	280,041	284,488	2	—
Loans	891,904	890,511	874,396	859,727	840,526	—	6
Other assets (a)	43,136	39,025	40,665	41,436	38,001	11	14
Total interest-earning assets	2,160,912	2,165,547	2,116,493	2,079,525	2,043,983	—	6
Trading assets - equity instruments	115,284	98,427	98,714	99,626	85,280	17	35
Trading assets - derivative receivables	61,400	70,580	72,520	69,823	70,651	(13)	(13)
All other noninterest-earning assets	195,566	197,903	189,235	192,215	195,007	(1)	—
TOTAL ASSETS	$2,533,162	$2,532,457	$2,476,962	$2,441,189	$2,394,921	—	6
LIABILITIES
Interest-bearing deposits	$986,015	$959,779	$932,738	$919,759	$888,340	3	11
Federal funds purchased and securities loaned or
sold under repurchase agreements	189,611	186,579	180,098	176,855	171,246	2	11
Commercial paper	13,364	11,263	13,798	17,462	17,537	19	(24)
Trading liabilities - debt, short-term and other liabilities (b)	199,981	202,979	196,247	200,141	196,233	(1)	2
Beneficial interests issued by consolidated VIEs	38,775	39,985	42,462	38,411	39,839	(3)	(3)
Long-term debt	292,224	301,989	300,295	291,726	288,160	(3)	1
Total interest-bearing liabilities	1,719,970	1,702,574	1,665,638	1,644,354	1,601,355	1	7
Noninterest-bearing deposits	405,548	414,266	405,237	396,207	394,928	(2)	3
Trading liabilities - equity instruments	21,072	21,411	22,262	20,747	18,504	(2)	14
Trading liabilities - derivative payables	48,373	54,548	54,552	54,048	60,591	(11)	(20)
All other noninterest-bearing liabilities	84,428	87,180	77,116	75,336	71,914	(3)	17
TOTAL LIABILITIES	2,279,391	2,279,979	2,224,805	2,190,692	2,147,292	—	6
Preferred stock	26,068	26,068	26,068	26,068	26,068	—	—
Common stockholders’ equity	227,703	226,410	226,089	224,429	221,561	1	3
TOTAL STOCKHOLDERS’ EQUITY	253,771	252,478	252,157	250,497	247,629	1	2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,533,162	$2,532,457	$2,476,962	$2,441,189	$2,394,921	—	6

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	0.69%	0.47%	0.44%	0.49%	0.51%
Federal funds sold and securities purchased under
resale agreements	1.08	1.04	1.14	1.15	1.09
Securities borrowed (d)	(0.19)	(0.20)	(0.35)	(0.38)	(0.36)
Trading assets - debt instruments	3.38	3.40	3.46	3.50	3.31
Securities	3.01	2.87	2.95	2.95	2.98
Loans	4.47	4.30	4.23	4.22	4.26
Other assets (a)	3.21	2.57	2.14	2.06	2.04
Total interest-earning assets	2.88	2.71	2.70	2.73	2.72

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.20	0.16	0.15	0.14	0.14
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.63	0.56	0.63	0.64	0.61
Commercial paper	1.22	1.09	0.97	0.88	0.75
Trading liabilities - debt, short-term and other liabilities (b)	0.89	0.67	0.58	0.63	0.47
Beneficial interests issued by consolidated VIEs	1.41	1.37	1.26	1.24	1.14
Long-term debt	2.21	2.06	1.84	1.92	1.70
Total interest-bearing liabilities	0.70	0.63	0.59	0.60	0.55

INTEREST RATE SPREAD	2.18%	2.08%	2.11%	2.13%	2.17%
NET YIELD ON INTEREST-EARNING ASSETS	2.33%	2.22%	2.24%	2.25%	2.30%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(d)
Negative yield is a result of increased client-driven demand for certain securities combined with the impact of low interest rates; this is matched book activity and the negative interest expense on the corresponding securities loaned is recognized in interest expense and reported within trading liabilities - debt, short-term and other liabilities.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results, including the overhead ratio, and the results of the lines of business on a “managed” basis, which are non-GAAP financial measures. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 28.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
OTHER INCOME
Other income - reported	$770	$951	$782	$1,261	$801	(19)%	(4)%
Fully taxable-equivalent adjustments (a)	582	645	540	529	551	(10)	6
Other income - managed	$1,352	$1,596	$1,322	$1,790	$1,352	(15)	—

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$12,611	$11,623	$13,070	$13,033	$11,859	9	6
Fully taxable-equivalent adjustments (a)	582	645	540	529	551	(10)	6
Total noninterest revenue - managed	$13,193	$12,268	$13,610	$13,562	$12,410	8	6

NET INTEREST INCOME
Net interest income - reported	$12,064	$11,753	$11,603	$11,347	$11,380	3	6
Fully taxable-equivalent adjustments (a)	329	312	299	305	293	5	12
Net interest income - managed	$12,393	$12,065	$11,902	$11,652	$11,673	3	6

TOTAL NET REVENUE
Total net revenue - reported	$24,675	$23,376	$24,673	$24,380	$23,239	6	6
Fully taxable-equivalent adjustments (a)	911	957	839	834	844	(5)	8
Total net revenue - managed	$25,586	$24,333	$25,512	$25,214	$24,083	5	6

PRE-PROVISION PROFIT
Pre-provision profit - reported	$9,656	$9,543	$10,210	$10,742	$9,402	1	3
Fully taxable-equivalent adjustments (a)	911	957	839	834	844	(5)	8
Pre-provision profit - managed	$10,567	$10,500	$11,049	$11,576	$10,246	1	3

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$8,341	$8,679	$8,939	$9,340	$7,578	(4)	10
Fully taxable-equivalent adjustments (a)	911	957	839	834	844	(5)	8
Income before income tax expense - managed	$9,252	$9,636	$9,778	$10,174	$8,422	(4)	10

INCOME TAX EXPENSE
Income tax expense/(benefit) - reported	$1,893	$1,952	$2,653	$3,140	$2,058	(3)	(8)
Fully taxable-equivalent adjustments (a)	911	957	839	834	844	(5)	8
Income tax expense - managed	$2,804	$2,909	$3,492	$3,974	$2,902	(4)	(3)

OVERHEAD RATIO
Overhead ratio - reported	61%	59%	59%	56%	60%
Overhead ratio - managed	59	57	57	54	57

(a)	Predominantly recognized in the CIB and Commercial Banking (“CB”) business segments and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$10,970	$11,019	$11,328	$11,451	$11,117	—%	(1)%
Corporate & Investment Bank	9,536	8,461	9,455	9,165	8,135	13	17
Commercial Banking	2,018	1,963	1,870	1,817	1,803	3	12
Asset & Wealth Management	3,087	3,087	3,047	2,939	2,972	—	4
Corporate	(25)	(197)	(188)	(158)	56	87	NM
TOTAL NET REVENUE	$25,586	$24,333	$25,512	$25,214	$24,083	5	6

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,395	$6,303	$6,510	$6,004	$6,088	1	5
Corporate & Investment Bank	5,121	4,172	4,934	5,078	4,808	23	7
Commercial Banking	825	744	746	731	713	11	16
Asset & Wealth Management	2,580	2,175	2,130	2,098	2,075	19	24
Corporate	98	439	143	(273)	153	(78)	(36)
TOTAL NONINTEREST EXPENSE	$15,019	$13,833	$14,463	$13,638	$13,837	9	9

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$4,575	$4,716	$4,818	$5,447	$5,029	(3)	(9)
Corporate & Investment Bank	4,415	4,289	4,521	4,087	3,327	3	33
Commercial Banking	1,193	1,219	1,124	1,086	1,090	(2)	9
Asset & Wealth Management	507	912	917	841	897	(44)	(43)
Corporate	(123)	(636)	(331)	115	(97)	81	(27)
PRE-PROVISION PROFIT	$10,567	$10,500	$11,049	$11,576	$10,246	1	3

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,430	$949	$1,294	$1,201	$1,050	51	36
Corporate & Investment Bank	(96)	(198)	67	235	459	52	NM
Commercial Banking	(37)	124	(121)	(25)	304	NM	NM
Asset & Wealth Management	18	(11)	32	(8)	13	NM	38
Corporate	—	—	(1)	(1)	(2)	—	100
PROVISION FOR CREDIT LOSSES	$1,315	$864	$1,271	$1,402	$1,824	52	(28)

NET INCOME/(LOSS)
Consumer & Community Banking	$1,988	$2,364	$2,204	$2,656	$2,490	(16)	(20)
Corporate & Investment Bank	3,241	3,431	2,912	2,493	1,979	(6)	64
Commercial Banking	799	687	778	696	496	16	61
Asset & Wealth Management	385	586	557	521	587	(34)	(34)
Corporate	35	(341)	(165)	(166)	(32)	NM	NM
TOTAL NET INCOME	$6,448	$6,727	$6,286	$6,200	$5,520	(4)	17

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Mar 31, 2017
							Change
	Mar 31,		Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2017		2016	2016	2016	2016	2016	2016
CAPITAL (a)
Risk-based capital metrics
Standardized Transitional
CET1 capital	$184,337	(f)	$182,967	$181,606	$179,593	$177,531	1%	4%
Tier 1 capital	209,644	(f)	208,112	206,430	204,390	202,399	1	4
Total capital	240,237	(f)	239,553	241,004	238,999	236,954	—	1
Risk-weighted assets	1,471,448	(f)	1,464,981	1,480,291	1,469,430	1,470,741	—	—
CET1 capital ratio	12.5%	(f)	12.5%	12.3%	12.2%	12.1%
Tier 1 capital ratio	14.2	(f)	14.2	13.9	13.9	13.8
Total capital ratio	16.3	(f)	16.4	16.3	16.3	16.1

Advanced Transitional
CET1 capital	$184,337	(f)	182,967	181,606	179,593	177,531	1	4
Tier 1 capital	209,644	(f)	208,112	206,430	204,390	202,399	1	4
Total capital	229,179	(f)	228,592	229,324	227,865	226,190	—	1
Risk-weighted assets	1,472,116	(f)	1,476,915	1,515,177	1,497,509	1,497,870	—	(2)
CET1 capital ratio	12.5%	(f)	12.4%	12.0%	12.0%	11.9%
Tier 1 capital ratio	14.2	(f)	14.1	13.6	13.6	13.5
Total capital ratio	15.6	(f)	15.5	15.1	15.2	15.1

Leverage-based capital metrics
Adjusted average assets (b)	$2,486,105	(f)	$2,484,631	$2,427,423	$2,391,819	$2,345,926	—	6
Tier 1 leverage ratio	8.4%	(f)	8.4%	8.5%	8.5%	8.6%
SLR leverage exposure (c)	$3,172,166	(f)	$3,191,990	3,140,733	3,094,545	3,047,558	(1)	4
SLR (c)	6.6%	(f)	6.5%	6.6%	6.6%	6.6%

TANGIBLE COMMON EQUITY (period-end) (d)
Common stockholders’ equity	$229,795		$228,122	$228,263	$226,355	$224,089	1	3
Less: Goodwill	47,292		47,288	47,302	47,303	47,310	—	—
Less: Other intangible assets	847		862	887	917	940	(2)	(10)
Add: Deferred tax liabilities (e)	3,225		3,230	3,232	3,220	3,205	—	1
Total tangible common equity	$184,881		$183,202	$183,306	$181,355	$179,044	1	3

TANGIBLE COMMON EQUITY (average) (d)
Common stockholders’ equity	$227,703		$226,410	$226,089	$224,429	$221,561	1	3
Less: Goodwill	47,293		47,296	47,302	47,309	47,332	—	—
Less: Other intangible assets	853		873	903	928	985	(2)	(13)
Add: Deferred tax liabilities (e)	3,228		3,231	3,226	3,213	3,177	—	2
Total tangible common equity	$182,785		$181,472	$181,110	$179,405	$176,421	1	4

INTANGIBLE ASSETS (period-end)
Goodwill	$47,292		$47,288	$47,302	$47,303	$47,310	—	—
Mortgage servicing rights	6,079		6,096	4,937	5,072	5,658	—	7
Other intangible assets	847		862	887	917	940	(2)	(10)
Total intangible assets	$54,218		$54,246	$53,126	$53,292	$53,908	—	1

(a)
Basel III presents two comprehensive methodologies for calculating risk-weighted assets: a Standardized approach and an Advanced approach. As required by the Collins Amendment of the Wall Street Reform and Consumer Protection Act, the capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). For further discussion of the implementation of Basel III, see Capital Risk Management on pages 76-85 of the 2016 Annual Report.

(b)
Adjusted average assets, for purposes of calculating leverage ratios, includes total quarterly average assets adjusted for on balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.

(c)
The supplementary leverage ratio (“SLR”) under Basel III is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Total leverage exposure is calculated by taking the Firm’s adjusted average assets as calculated for the Tier 1 leverage ratio, and adding certain off-balance sheet exposures, such as undrawn commitments and derivatives potential future exposure.

(d)	For further discussion of TCE, see page 28.

(e)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(f)	Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
EARNINGS PER SHARE
Basic earnings per share
Net income	$6,448	$6,727	$6,286	$6,200	$5,520	(4)%	17%
Less: Preferred stock dividends	412	412	412	411	412	—	—
Net income applicable to common equity	6,036	6,315	5,874	5,789	5,108	(4)	18
Less: Dividends and undistributed earnings allocated to
participating securities (a)	61	65	62	61	62	(6)	(2)
Net income applicable to common stockholders (a)	$5,975	$6,250	$5,812	$5,728	$5,046	(4)	18

Total weighted-average basic shares outstanding (a)	3,601.7	3,611.3	3,637.7	3,675.5	3,710.6	—	(3)
Net income per share	$1.66	$1.73	$1.60	$1.56	$1.36	(4)	22

Diluted earnings per share
Net income applicable to common stockholders (a)	$5,975	$6,250	$5,812	$5,728	$5,046	(4)	18
Total weighted-average basic shares outstanding (a)	3,601.7	3,611.3	3,637.7	3,675.5	3,710.6	—	(3)
Add: Employee stock options, stock appreciation rights (“SARs”), warrants and performance share units (“PSUs”)	28.7	35.3	32.1	30.7	27.0	(19)	6
Total weighted-average diluted shares outstanding (a)	3,630.4	3,646.6	3,669.8	3,706.2	3,737.6	—	(3)
Net income per share	$1.65	$1.71	$1.58	$1.55	$1.35	(4)	22

COMMON DIVIDENDS
Cash dividends declared per share	$0.50	$0.48	$0.48	$0.48	$0.44	4	14
Dividend payout ratio	30%	28%	30%	31%	32%

COMMON EQUITY REPURCHASE PROGRAM (b)
Total shares of common stock repurchased	32.1	29.8	35.6	45.8	29.2	8	10
Average price paid per share of common stock	$88.14	$75.56	$64.46	$61.93	$58.17	17	52
Aggregate repurchases of common equity	2,832	2,251	2,295	2,840	1,696	26	67

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	21.0	2.3	1.3	1.2	22.3	NM	(6)
Net impact of employee issuances on stockholders’ equity (c)	$29	$164	$226	$250	$366	(82)	(92)

(a)	Prior period amounts have been revised to conform with the current period presentation. The revision had no impact on the Firm’s reported earnings per share in any of the prior periods.

(b)
On June 29, 2016, the Firm announced, that it is authorized to repurchase up to $10.6 billion of common equity between July 1, 2016 and June 30, 2017, under a new equity repurchase program authorized by the Board of Directors.

(c)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$812	$841	$841	$780	$769	(3)%	6%
Asset management, administration and commissions	539	497	531	535	530	8	2
Mortgage fees and related income	406	510	624	689	667	(20)	(39)
Card income	817	821	1,099	1,253	1,191	—	(31)
All other income	743	774	773	881	649	(4)	14
Noninterest revenue	3,317	3,443	3,868	4,138	3,806	(4)	(13)
Net interest income	7,653	7,576	7,460	7,313	7,311	1	5
TOTAL NET REVENUE	10,970	11,019	11,328	11,451	11,117	—	(1)

Provision for credit losses	1,430	949	1,294	1,201	1,050	51	36

NONINTEREST EXPENSE
Compensation expense	2,533	2,468	2,453	2,420	2,382	3	6
Noncompensation expense (a)	3,862	3,835	4,057	3,584	3,706	1	4
TOTAL NONINTEREST EXPENSE	6,395	6,303	6,510	6,004	6,088	1	5

Income before income tax expense	3,145	3,767	3,524	4,246	3,979	(17)	(21)
Income tax expense	1,157	1,403	1,320	1,590	1,489	(18)	(22)
NET INCOME	$1,988	$2,364	$2,204	$2,656	$2,490	(16)	(20)

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$4,906	$4,774	$4,719	$4,616	$4,550	3	8
Mortgage Banking	1,529	1,690	1,874	1,921	1,876	(10)	(18)
Card, Commerce Solutions & Auto	4,535	4,555	4,735	4,914	4,691	—	(3)

MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue	141	183	247	261	162	(23)	(13)
Net mortgage servicing revenue (b)	265	327	377	428	505	(19)	(48)
Mortgage fees and related income	$406	$510	$624	$689	$667	(20)	(39)

FINANCIAL RATIOS
ROE (c)	15%	17%	16%	20%	19%
Overhead ratio	58	57	57	52	55

(a)
Included operating lease depreciation expense of $599 million, $549 million, $504 million, $460 million and $432 million for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.

(b)
Included MSR risk management of $(52) million, $(23) million, $38 million, $73 million and $129 million for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.

(c)
Effective the first quarter of 2017, the Firm revised its method for allocating LOB equity, which includes no longer allocating for goodwill and other intangible assets. For further information, see pages 76-85 of the 2016 Annual Report on Form 10-K.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$524,770	$535,310	$521,276	$519,187	$505,071	(2)%	4%

Loans:
Consumer & Business Banking	24,386	24,307	23,846	23,588	22,889	—	7
Home equity	48,234	50,296	52,445	54,569	56,627	(4)	(15)
Residential mortgage and other	185,114	181,196	181,564	178,670	172,413	2	7
Mortgage Banking	233,348	231,492	234,009	233,239	229,040	1	2
Credit Card	135,016	141,816	133,435	131,591	126,090	(5)	7
Auto	65,568	65,814	64,512	64,056	62,937	—	4
Student	6,253	7,057	7,354	7,614	7,890	(11)	(21)
Total loans	464,571	470,486	463,156	460,088	448,846	(1)	4
Core loans	381,393	382,608	371,060	364,007	348,802	—	9

Deposits	646,962	618,337	605,117	586,074	582,026	5	11
Equity (a)	51,000	51,000	51,000	51,000	51,000	—	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$532,098	$527,684	$521,882	$512,434	$503,231	1	6

Loans:
Consumer & Business Banking	24,359	24,040	23,678	23,223	22,775	1	7
Home equity	49,278	51,393	53,501	55,615	57,717	(4)	(15)
Residential mortgage and other	183,756	182,820	180,669	175,753	168,694	1	9
Mortgage Banking	233,034	234,213	234,170	231,368	226,411	(1)	3
Credit Card	137,211	136,181	132,713	128,396	127,299	1	8
Auto	65,315	65,286	64,068	63,661	61,252	—	7
Student	6,916	7,217	7,490	7,757	8,034	(4)	(14)
Total loans	466,835	466,937	462,119	454,405	445,771	—	5
Core loans	381,016	376,933	367,999	356,380	343,705	1	11

Deposits	622,915	607,175	593,671	583,115	562,284	3	11
Equity (a)	51,000	51,000	51,000	51,000	51,000	—	—

Headcount	133,590	132,802	132,092	131,815	129,925	1	3

Note: In the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale. Net-charge-offs related to the portfolio predominantly reflect a write-down to the estimated fair value of the portfolio at the time of the reclassification. This transfer impacted certain loan and credit-related metrics disclosed on pages 12-13 and 24-27.

(a)
Effective the first quarter of 2017, the Firm revised its method for allocating LOB equity, which includes no longer allocating for goodwill and other intangible assets. For further information, see pages 76-85 of the 2016 Annual Report on Form 10-K.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$4,442	$4,708	$4,853	$4,980	$5,117	(6)%	(13)%
Net charge-offs (c)
Consumer & Business Banking	57	77	71	53	56	(26)	2
Home equity	47	48	42	35	59	(2)	(20)
Residential mortgage and other	3	3	7	3	1	—	200
Mortgage Banking	50	51	49	38	60	(2)	(17)
Credit Card	993	914	838	860	830	9	20
Auto	81	93	79	46	67	(13)	21
Student	498	64	32	29	37	NM	NM
Total net charge-offs	$1,679	$1,199	$1,069	$1,026	$1,050	40	60
Net charge-off rate (c)
Consumer & Business Banking	0.95%	1.27%	1.19%	0.92%	0.99%
Home equity (d)	0.52	0.50	0.42	0.34	0.55
Residential mortgage and other (d)	0.01	0.01	0.02	0.01	—
Mortgage Banking (d)	0.10	0.10	0.10	0.08	0.13
Credit Card (e)	2.94	2.67	2.51	2.70	2.62
Auto	0.50	0.57	0.49	0.29	0.44
Student	NM	3.53	1.70	1.50	1.85
Total net charge-off rate (d)	1.58	1.11	1.00	0.99	1.04

30+ day delinquency rate
Mortgage Banking (f)(g)	1.08%	1.23%	1.27%	1.33%	1.41%
Credit Card (h)	1.66	1.61	1.53	1.40	1.45
Auto	0.93	1.19	1.08	1.16	0.94
Student (i)	—	1.60	1.81	1.43	1.41
90+ day delinquency rate - Credit Card (h)	0.87	0.81	0.75	0.70	0.75

Allowance for loan losses
Consumer & Business Banking	$753	$753	$703	$703	$703	—	7
Mortgage Banking, excluding PCI loans	1,328	1,328	1,488	1,488	1,588	—	(16)
Mortgage Banking - PCI loans (c)	2,287	2,311	2,618	2,654	2,695	(1)	(15)
Credit Card	4,034	4,034	3,884	3,684	3,434	—	17
Auto	474	474	474	449	399	—	19
Student	—	249	274	274	299	(100)	(100)
Total allowance for loan losses (c)	$8,876	$9,149	$9,441	$9,252	$9,118	(3)	(3)

Note 1: In the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale. Net-charge-offs related to the portfolio predominantly reflect a write-down to the estimated fair value of the portfolio at the time of the reclassification. This transfer impacted certain loan and credit-related metrics disclosed on pages 12-13 and 24-27.
Note 2 : CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(b)
At March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, nonaccrual loans excluded loans 90 or more days past due as follows: (1) mortgage loans insured by U.S. government agencies of $4.5 billion, $5.0 billion, $5.0 billion, $5.2 billion and $5.7 billion, respectively; and (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $234 million, $263 million, $259 million, $252 million and $269 million, respectively. These amounts have been excluded based upon the government guarantee.

(c)
Net charge-offs and the net charge-off rates for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, excluded write-offs in the PCI portfolio of $24 million, $32 million, $36 million, $41 million and $47 million, respectively. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see Summary of Changes in the Allowances on page 26.

(d)
Excludes the impact of PCI loans. For the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, the net charge-off rates including the impact of PCI loans were as follows: (1) home equity of 0.39%, 0.37%, 0.31%, 0.25% and 0.41%, respectively; (2) residential mortgage and other of 0.01%, 0.01%, 0.02%, 0.01% and –%, respectively; (3) Mortgage Banking of 0.09%, 0.09%, 0.08%, 0.07% and 0.11%, respectively; and (4) total CCB of 1.46%, 1.02%, 0.92%, 0.91% and 0.95%, respectively.

(e)
Average credit card loans included loans held-for-sale of $99 million, $96 million, $87 million, $82 million and $72 million for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively. These amounts are excluded when calculating the net charge-off rate.

(f)
At March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, excluded mortgage loans insured by U.S. government agencies of $6.3 billion, $7.0 billion, $7.0 billion, $7.2 billion and $7.6 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(g)
Excludes PCI loans. The 30+ day delinquency rate for PCI loans was 9.11%, 9.82%, 10.01%, 10.09% and 10.47% at March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively.

(h)
Period-end credit card loans included loans held-for-sale of $99 million, $105 million, $89 million, $84 million and $78 million at March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively. These amounts are excluded when calculating delinquency rates.

(i)
Excluded student loans insured by U.S government agencies under FFELP of $468 million, $461 million, $458 million and $471 million at December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
											1Q17 Change
	1Q17		4Q16		3Q16		2Q16		1Q16		4Q16	1Q16
BUSINESS METRICS
Number of:
Branches	5,246		5,258		5,310		5,366		5,385		—%	(3)%
Active digital customers (in thousands) (a)	45,463		43,836		43,657		42,833		42,458		4	7
Active mobile customers (in thousands) (b)	27,256		26,536		26,047		24,817		23,821		3	14

Debit and credit card sales volume (in billions)	$208.4		$219.0		$207.1		$204.6		$187.2		(5)	11

Consumer & Business Banking
Average deposits	$609,035		$590,653		$576,573		$567,415		$548,447		3	11
Deposit margin	1.88%		1.80%		1.79%		1.80%		1.86%
Business banking origination volume	$1,703		$1,641		$1,803		$2,183		$1,688		4	1
Client investment assets	245,050		234,532		231,574		224,741		220,004		4	11

Mortgage Banking (in billions)
Mortgage origination volume by channel
Retail	$9.0		$12.7		$11.7		$11.2		$8.7		(29)	3
Correspondent	13.4		16.4		15.4		13.8		13.7		(18)	(2)
Total mortgage origination volume (c)	$22.4		$29.1		$27.1		$25.0		$22.4		(23)	—
Total loans serviced (period-end)	$836.3		$846.6		$863.3		$880.3		$898.7		(1)	(7)
Third-party mortgage loans serviced (period-end)	582.6		591.5		609.2		629.9		655.4		(2)	(11)
MSR carrying value (period-end)	6.1		6.1		4.9		5.1		5.7		—	7
Ratio of MSR carrying value (period-end) to third-party mortgage
loans serviced (period-end)	1.05%		1.03%		0.80%		0.81%		0.87%
MSR revenue multiple (d)	3.00	x	2.94	x	2.29	x	2.31	x	2.49	x

Credit Card, excluding Commercial Card
Credit card sales volume (in billions)	$139.7		$148.5		$139.2		$136.0		$121.7		(6)	15
New accounts opened	2.5		2.7		2.7		2.7		2.3		(7)	9

Card Services
Net revenue rate	10.15%		10.14%		11.04%		12.28%		11.81%

Commerce Solutions
Merchant processing volume (in billions)	$274.3		$284.9		$267.2		$263.8		$247.5		(4)	11

Auto
Loan and lease origination volume (in billions)	$8.0		$8.0		$9.3		$8.5		$9.6		—	(17)
Average Auto operating lease assets	13,757		12,613		11,418		10,435		9,615		9	43

(a)	Users of all web and/or mobile platforms who have logged in within the past 90 days.

(b)	Users of all mobile platforms who have logged in within the past 90 days.

(c)
Firmwide mortgage origination volume was $25.6 billion, $33.5 billion, $30.9 billion, $28.6 billion and $24.4 billion for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively.

(d)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
INCOME STATEMENT
REVENUE
Investment banking fees	$1,812	$1,612	$1,855	$1,636	$1,321	12%	37%
Principal transactions	3,507	2,372	3,282	2,965	2,470	48	42
Lending- and deposit-related fees	388	400	402	385	394	(3)	(2)
Asset management, administration and commissions	1,052	1,000	968	1,025	1,069	5	(2)
All other income	177	242	183	464	280	(27)	(37)
Noninterest revenue	6,936	5,626	6,690	6,475	5,534	23	25
Net interest income	2,600	2,835	2,765	2,690	2,601	(8)	—
TOTAL NET REVENUE (a)	9,536	8,461	9,455	9,165	8,135	13	17

Provision for credit losses	(96)	(198)	67	235	459	52	NM

NONINTEREST EXPENSE
Compensation expense	2,800	1,696	2,513	2,737	2,600	65	8
Noncompensation expense	2,321	2,476	2,421	2,341	2,208	(6)	5
TOTAL NONINTEREST EXPENSE	5,121	4,172	4,934	5,078	4,808	23	7

Income before income tax expense	4,511	4,487	4,454	3,852	2,868	1	57
Income tax expense	1,270	1,056	1,542	1,359	889	20	43
NET INCOME	$3,241	$3,431	$2,912	$2,493	$1,979	(6)	64

FINANCIAL RATIOS
ROE (b)	18%	20%	17%	15%	11%
Overhead ratio	54	49	52	55	59
Compensation expense as a percent of total net revenue	29	20	27	30	32

REVENUE BY BUSINESS
Investment Banking	$1,651	$1,487	$1,740	$1,492	$1,231	11	34
Treasury Services	981	950	917	892	884	3	11
Lending	389	346	283	277	302	12	29
Total Banking	3,021	2,783	2,940	2,661	2,417	9	25
Fixed Income Markets	4,215	3,369	4,334	3,959	3,597	25	17
Equity Markets	1,606	1,150	1,414	1,600	1,576	40	2
Securities Services	916	887	916	907	881	3	4
Credit Adjustments & Other (c)	(222)	272	(149)	38	(336)	NM	34
Total Markets & Investor Services	6,515	5,678	6,515	6,504	5,718	15	14
TOTAL NET REVENUE	$9,536	$8,461	$9,455	$9,165	$8,135	13	17

(a)
Included tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $551 million, $591 million, $483 million, $476 million and $498 million for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.

(b)
Effective the first quarter of 2017, the Firm revised its method for allocating LOB equity, which includes no longer allocating for goodwill and other intangible assets. For further information, see pages 76-85 of the 2016 Annual Report on Form 10-K.

(c)
Consists primarily of credit valuation adjustments (“CVA”) managed by the Credit Portfolio Group, funding valuation adjustments (“FVA”) and debit valuation adjustments (“DVA”) on derivatives. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
SELECTED BALANCE SHEET DATA (period-end)
Assets	$840,304	$803,511	$825,933	$826,019	$801,053	5%	5%
Loans:
Loans retained (a)	107,902	111,872	117,133	112,637	109,132	(4)	(1)
Loans held-for-sale and loans at fair value	6,477	3,781	4,184	5,600	2,381	71	172
Total loans	114,379	115,653	121,317	118,237	111,513	(1)	3
Core loans	114,003	115,243	120,885	117,821	111,050	(1)	3

Equity (b)	70,000	64,000	64,000	64,000	64,000	9	9

SELECTED BALANCE SHEET DATA (average)
Assets	$838,017	$836,446	$811,217	$815,886	$797,548	—	5
Trading assets - debt and equity instruments	328,339	304,348	306,431	306,418	285,122	8	15
Trading assets - derivative receivables	58,948	65,675	63,829	61,457	62,557	(10)	(6)
Loans:
Loans retained (a)	108,389	112,987	110,941	111,668	108,712	(4)	—
Loans held-for-sale and loans at fair value	5,308	4,998	3,864	3,169	3,204	6	66
Total loans	113,697	117,985	114,805	114,837	111,916	(4)	2
Core loans	113,309	117,570	114,380	114,421	111,417	(4)	2

Equity (b)	70,000	64,000	64,000	64,000	64,000	9	9

Headcount	48,700	48,748	49,176	48,805	49,067	—	(1)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(18)	$29	$3	$90	$46	NM	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(c)	308	467	614	623	650	(34)	(53)
Nonaccrual loans held-for-sale and loans at fair value	109	109	26	7	7	—	NM
Total nonaccrual loans	417	576	640	630	657	(28)	(37)

Derivative receivables	179	223	232	220	212	(20)	(16)
Assets acquired in loan satisfactions	87	79	75	75	62	10	40
Total nonperforming assets	683	878	947	925	931	(22)	(27)
Allowance for credit losses:
Allowance for loan losses	1,346	1,420	1,611	1,669	1,497	(5)	(10)
Allowance for lending-related commitments	797	801	837	715	744	—	7
Total allowance for credit losses	2,143	2,221	2,448	2,384	2,241	(4)	(4)

Net charge-off/(recovery) rate (a)	(0.07)%	0.10%	0.01%	0.32%	0.17%
Allowance for loan losses to period-end loans retained (a)	1.25	1.27	1.38	1.48	1.37
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (d)	1.91	1.86	2.02	2.23	2.11
Allowance for loan losses to nonaccrual loans retained (a)(c)	437	304	262	268	230
Nonaccrual loans to total period-end loans	0.36	0.50	0.53	0.53	0.59

(a)	Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Effective the first quarter of 2017, the Firm revised its method for allocating LOB equity, which includes no longer allocating for goodwill and other intangible assets. For further information, see pages 76-85 of the 2016 Annual Report on Form 10-K.

(c)
Allowance for loan losses of $61 million, $113 million, $202 million, $211 million and $233 million were held against nonaccrual loans at March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.

(d)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
BUSINESS METRICS
Advisory	$501	$517	$542	$466	$585	(3)%	(14)%
Equity underwriting	394	299	370	285	205	32	92
Debt underwriting	917	796	943	885	531	15	73
Total investment banking fees	$1,812	$1,612	$1,855	$1,636	$1,321	12	37

Assets under custody (“AUC”) (period-end) (in billions)	$21,383	$20,520	$21,224	$20,470	$20,283	4	5

Client deposits and other third-party liabilities (average) (a)	391,716	390,793	381,542	373,671	358,926	—	9

Trade finance loans (period-end)	16,613	15,923	16,957	17,362	18,078	4	(8)

95% Confidence Level - Total CIB VaR (average) (b)
CIB trading VaR by risk type: (c)
Fixed income	$28	$40	$49	$46	$46	(30)	(39)
Foreign exchange	10	12	16	12	9	(17)	11
Equities	11	10	8	14	22	10	(50)
Commodities and other	8	9	9	9	9	(11)	(11)
Diversification benefit to CIB trading VaR (d)	(34)	(36)	(42)	(37)	(32)	6	(6)
CIB trading VaR (c)	23	35	40	44	54	(34)	(57)
Credit portfolio VaR (e)	10	12	13	12	12	(17)	(17)
Diversification benefit to CIB VaR (d)	(8)	(8)	(10)	(12)	(11)	—	27
CIB VaR	$25	$39	$43	$44	$55	(36)	(55)

(a)	Client deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses.

(b)
As discussed in footnote (c) on page 3, certain private equity positions in CIB were removed from the VaR calculation as a result of the scope refinement. In the absence of this refinement, the average VaR, without diversification, for each of the following reported components would have been higher by the following amounts: CIB Equities VaR of $3 million, $7 million, and $5 million, CIB trading VaR of $2 million, $4 million, and $4 million, CIB VaR of $2 million, $5 million, and $6 million for the three months ended March 31, 2017, December 31, 2016, and September 30, 2016, respectively. Additionally, the Firm refined the historical proxy time series inputs to certain VaR models for certain asset-backed products. In the absence of these enhancements, the average VaR, without diversification, for each of the following reported components would have been higher by the following amounts: CIB Fixed income VaR of $5 million, CIB trading VaR of $4 million, CIB VaR of $3 million for the three months ended March 31, 2017.

(c)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, see VaR measurement on pages 118–119 of the 2016 Annual Report.

(d)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(e)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$235	$230	$228	$227	$232	2%	1%
Asset management, administration and commissions	18	15	14	18	22	20	(18)
All other income (a)	346	355	336	341	302	(3)	15
Noninterest revenue	599	600	578	586	556	—	8
Net interest income	1,419	1,363	1,292	1,231	1,247	4	14
TOTAL NET REVENUE (b)	2,018	1,963	1,870	1,817	1,803	3	12

Provision for credit losses	(37)	124	(121)	(25)	304	NM	NM

NONINTEREST EXPENSE
Compensation expense	371	333	343	322	334	11	11
Noncompensation expense	454	411	403	409	379	10	20
TOTAL NONINTEREST EXPENSE	825	744	746	731	713	11	16

Income before income tax expense	1,230	1,095	1,245	1,111	786	12	56
Income tax expense	431	408	467	415	290	6	49
NET INCOME	$799	$687	$778	$696	$496	16	61

Revenue by product
Lending	$992	$994	$956	$917	$928	—	7
Treasury services	796	730	693	680	694	9	15
Investment banking (c)	216	220	203	207	155	(2)	39
Other	14	19	18	13	26	(26)	(46)
Total Commercial Banking net revenue	$2,018	$1,963	$1,870	$1,817	$1,803	3	12

Investment banking revenue, gross (d)	$646	$608	$600	$595	$483	6	34

Revenue by client segment
Middle Market Banking	$797	$764	$716	$698	$707	4	13
Corporate Client Banking	653	634	612	599	547	3	19
Commercial Term Lending	367	355	350	342	361	3	2
Real Estate Banking	134	128	117	107	104	5	29
Other	67	82	75	71	84	(18)	(20)
Total Commercial Banking net revenue	$2,018	$1,963	$1,870	$1,817	$1,803	3	12

FINANCIAL RATIOS
ROE (e)	15%	16%	18%	16%	11%
Overhead ratio	41	38	40	40	40

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income related to municipal financing activities of $121 million, $134 million, $127 million, $124 million and $120 million for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.

(c)	Includes total Firm revenue from investment banking products sold to CB clients, net of revenue sharing with the CIB.

(d)	Represents total Firm revenue from investment banking products sold to CB clients.

(e)
Effective the first quarter of 2017, the Firm revised its method for allocating LOB equity, which includes no longer allocating for goodwill and other intangible assets. For further information, see pages 76-85 of the 2016 Annual Report on Form 10-K.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$217,348	$214,341	$212,189	$208,151	$204,602	1%	6%
Loans:
Loans retained	194,538	188,261	185,609	179,164	173,583	3	12
Loans held-for-sale and loans at fair value	1,056	734	191	134	338	44	212
Total loans	$195,594	$188,995	$185,800	$179,298	$173,921	3	12
Core loans	195,296	188,673	185,354	178,809	173,316	4	13
Equity (a)	20,000	16,000	16,000	16,000	16,000	25	25

Period-end loans by client segment
Middle Market Banking	$55,116	$53,931	$53,584	$51,951	$51,644	2	7
Corporate Client Banking	45,795	43,025	43,514	42,372	40,712	6	12
Commercial Term Lending	72,496	71,249	69,133	66,499	64,292	2	13
Real Estate Banking	15,846	14,722	13,905	12,872	11,656	8	36
Other	6,341	6,068	5,664	5,604	5,617	4	13
Total Commercial Banking loans	$195,594	$188,995	$185,800	$179,298	$173,921	3	12

SELECTED BALANCE SHEET DATA (average)
Total assets	$213,784	$212,848	$208,765	$205,953	$202,492	—	6
Loans:
Loans retained	190,774	187,528	180,962	176,229	169,837	2	12
Loans held-for-sale and loans at fair value	717	1,342	517	583	448	(47)	60
Total loans	$191,491	$188,870	$181,479	$176,812	$170,285	1	12
Core loans	191,180	188,478	181,016	176,251	169,626	1	13
Client deposits and other third-party liabilities	176,780	180,036	173,696	170,717	173,079	(2)	2
Equity (a)	20,000	16,000	16,000	16,000	16,000	25	25

Average loans by client segment
Middle Market Banking	$54,269	$53,809	$52,648	$51,939	$50,557	1	7
Corporate Client Banking	43,580	44,387	42,139	41,109	39,348	(2)	11
Commercial Term Lending	71,880	70,316	67,696	65,262	63,475	2	13
Real Estate Banking	15,525	14,452	13,382	12,936	11,464	7	35
Other	6,237	5,906	5,614	5,566	5,441	6	15
Total Commercial Banking loans	$191,491	$188,870	$181,479	$176,812	$170,285	1	12

Headcount	8,554	8,365	8,333	8,127	7,971	2	7

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(10)	$53	$44	$60	$6	NM	NM
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)	929	1,149	1,212	1,258	1,257	(19)	(26)
Nonaccrual loans held-for-sale and loans
at fair value	—	—	—	—	—	—	—
Total nonaccrual loans	929	1,149	1,212	1,258	1,257	(19)	(26)

Assets acquired in loan satisfactions	11	1	1	1	1	NM	NM
Total nonperforming assets	940	1,150	1,213	1,259	1,258	(18)	(25)
Allowance for credit losses:
Allowance for loan losses	2,896	2,925	2,858	3,041	3,099	(1)	(7)
Allowance for lending-related commitments	251	248	244	226	252	1	—
Total allowance for credit losses	3,147	3,173	3,102	3,267	3,351	(1)	(6)

Net charge-off/(recovery) rate (c)	(0.02)%	0.11%	0.10%	0.14%	0.01%
Allowance for loan losses to period-end loans retained	1.49	1.55	1.54	1.70	1.79
Allowance for loan losses to nonaccrual loans retained (b)	312	255	236	242	247
Nonaccrual loans to period-end total loans	0.47	0.61	0.65	0.70	0.72

(a)
Effective the first quarter of 2017, the Firm revised its method for allocating LOB equity, which includes no longer allocating for goodwill and other intangible assets. For further information, see pages 76-85 of the 2016 Annual Report on Form 10-K.

(b)
Allowance for loan losses of $115 million, $155 million, $221 million, $292 million and $278 million was held against nonaccrual loans retained at March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,105	$2,209	$2,087	$2,102	$2,016	(5)%	4%
All other income	163	89	190	90	229	83	(29)
Noninterest revenue	2,268	2,298	2,277	2,192	2,245	(1)	1
Net interest income	819	789	770	747	727	4	13
TOTAL NET REVENUE	3,087	3,087	3,047	2,939	2,972	—	4

Provision for credit losses	18	(11)	32	(8)	13	NM	38

NONINTEREST EXPENSE
Compensation expense	1,331	1,296	1,279	1,249	1,241	3	7
Noncompensation expense	1,249	879	851	849	834	42	50
TOTAL NONINTEREST EXPENSE	2,580	2,175	2,130	2,098	2,075	19	24

Income before income tax expense	489	923	885	849	884	(47)	(45)
Income tax expense	104	337	328	328	297	(69)	(65)
NET INCOME	$385	$586	$557	$521	$587	(34)	(34)

REVENUE BY LINE OF BUSINESS
Asset Management	$1,487	$1,550	$1,497	$1,424	$1,499	(4)	(1)
Wealth Management	1,600	1,537	1,550	1,515	1,473	4	9
TOTAL NET REVENUE	$3,087	$3,087	$3,047	$2,939	$2,972	—	4

FINANCIAL RATIOS
ROE (a)	16%	25%	24%	22%	25%
Overhead ratio	84	70	70	71	70
Pretax margin ratio:
Asset Management	1	30	31	30	33
Wealth Management	30	30	27	28	26
Asset & Wealth Management	16	30	29	29	30

Headcount	22,196	21,082	21,142	20,897	20,885	5	6

Number of client advisors	2,480	2,504	2,560	2,622	2,750	(1)	(10)

(a)
Effective the first quarter of 2017, the Firm revised its method for allocating LOB equity, which includes no longer allocating for goodwill and other intangible assets. For further information, see pages 76-85 of the 2016 Annual Report on Form 10-K.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$141,049	$138,384	$137,295	$134,380	$131,276	2%	7%
Loans (a)	119,947	118,039	116,043	113,319	111,050	2	8
Core loans	119,947	118,039	116,043	113,319	111,050	2	8
Deposits	157,295	161,577	157,274	148,967	152,908	(3)	3
Equity (b)	9,000	9,000	9,000	9,000	9,000	—	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$138,178	$135,213	$134,920	$131,529	$129,790	2	6
Loans	118,310	115,063	114,201	111,704	110,497	3	7
Core loans	118,310	115,063	114,201	111,704	110,497	3	7
Deposits	158,810	158,335	153,121	151,214	150,616	—	5
Equity (b)	9,000	9,000	9,000	9,000	9,000	—	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$3	$—	$5	$2	$9	NM	(67)
Nonaccrual loans	379	390	372	254	335	(3)	13
Allowance for credit losses:
Allowance for loan losses	289	274	285	258	270	5	7
Allowance for lending-related commitments	4	4	5	4	4	—	—
Total allowance for credit losses	293	278	290	262	274	5	7
Net charge-off/(recovery) rate	0.01%	—%	0.02%	0.01%	0.03%
Allowance for loan losses to period-end loans	0.24	0.23	0.25	0.23	0.24
Allowance for loan losses to nonaccrual loans	76	70	77	102	81
Nonaccrual loans to period-end loans	0.32	0.33	0.32	0.22	0.30

(a)
Included $34.5 billion, $32.8 billion, $30.7 billion, $29.2 billion, and $27.7 billion of prime mortgage loans reported in the Consumer, excluding credit card, loan portfolio at March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.

(b)
Effective the first quarter of 2017, the Firm revised its method for allocating LOB equity, which includes no longer allocating for goodwill and other intangible assets. For further information, see pages 76-85 of the 2016 Annual Report on Form 10-K.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Mar 31, 2017
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
CLIENT ASSETS	2017	2016	2016	2016	2016	2016	2016
Assets by asset class
Liquidity	$444	$436	$403	$385	$386	2%	15%
Fixed income	432	420	437	424	403	3	7
Equity	378	351	357	342	346	8	9
Multi-asset and alternatives	587	564	575	542	541	4	9
TOTAL ASSETS UNDER MANAGEMENT	1,841	1,771	1,772	1,693	1,676	4	10
Custody/brokerage/administration/deposits	707	682	675	651	647	4	9
TOTAL CLIENT ASSETS	$2,548	$2,453	$2,447	$2,344	$2,323	4	10

Memo:
Alternatives client assets (a)	$157	$154	$157	$151	$151	2	4

Assets by client segment
Private Banking	$468	$435	$433	$425	$428	8	9
Institutional	889	869	862	811	798	2	11
Retail	484	467	477	457	450	4	8
TOTAL ASSETS UNDER MANAGEMENT	$1,841	$1,771	$1,772	$1,693	$1,676	4	10

Private Banking	$1,154	$1,098	$1,089	$1,058	$1,057	5	9
Institutional	908	886	879	827	814	2	12
Retail	486	469	479	459	452	4	8
TOTAL CLIENT ASSETS	$2,548	$2,453	$2,447	$2,344	$2,323	4	10

Assets under management rollforward
Beginning balance	$1,771	$1,772	$1,693	$1,676	$1,723
Net asset flows:
Liquidity	1	35	18	1	(30)
Fixed income	5	(6)	9	13	14
Equity	(4)	(12)	(7)	(5)	(5)
Multi-asset and alternatives	7	(3)	21	(2)	6
Market/performance/other impacts	61	(15)	38	10	(32)
Ending balance	$1,841	$1,771	$1,772	$1,693	$1,676

Client assets rollforward
Beginning balance	$2,453	$2,447	$2,344	$2,323	$2,350
Net asset flows	10	21	47	2	(7)
Market/performance/other impacts	85	(15)	56	19	(20)
Ending balance	$2,548	$2,453	$2,447	$2,344	$2,323

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
INCOME STATEMENT
REVENUE
Principal transactions	$15	$27	$57	$29	$97	(44)%	(85)%
Securities gains	(3)	5	64	20	51	NM	NM
All other income	61	269	76	122	121	(77)	(50)
Noninterest revenue	73	301	197	171	269	(76)	(73)
Net interest income	(98)	(498)	(385)	(329)	(213)	80	54
TOTAL NET REVENUE (a)	(25)	(197)	(188)	(158)	56	87	NM

Provision for credit losses	—	—	(1)	(1)	(2)	—	100

NONINTEREST EXPENSE (b)	98	439	143	(273)	153	(78)	(36)
Income/(loss) before income tax expense/(benefit)	(123)	(636)	(330)	116	(95)	81	(29)
Income tax expense/(benefit)	(158)	(295)	(165)	282	(63)	46	(151)
NET INCOME/(LOSS)	$35	$(341)	$(165)	$(166)	$(32)	NM	NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	(7)	(256)	(211)	(226)	(94)	97	93
Other Corporate	(18)	59	23	68	150	NM	NM
TOTAL NET REVENUE	$(25)	$(197)	$(188)	$(158)	$56	87	NM

NET INCOME/(LOSS)
Treasury and CIO	(67)	(197)	(208)	(199)	(111)	66	40
Other Corporate	102	(144)	43	33	79	NM	29
TOTAL NET INCOME/(LOSS)	$35	$(341)	$(165)	$(166)	$(32)	NM	NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$822,819	$799,426	$824,336	$778,359	$781,806	3	5
Loans	1,483	1,592	1,738	1,862	1,983	(7)	(25)
Core loans (c)	1,480	1,589	1,735	1,857	1,978	(7)	(25)

Headcount	33,305	32,358	31,572	30,402	29,572	3	13

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Securities gains	$(15)	$(3)	$64	$20	$51	(400)%	NM
Investment securities portfolio (average) (d)	284,203	278,843	271,816	278,962	283,443	2	—
Investment securities portfolio (period-end) (e)	279,530	286,838	269,207	275,562	282,424	(3)	(1)
Mortgage loans (average)	1,454	1,580	1,722	1,858	2,005	(8)	(27)
Mortgage loans (period-end)	1,404	1,513	1,661	1,798	1,927	(7)	(27)

(a)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $228 million, $222 million, $218 million, $227 million, and $218 million for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.

(b)
Included legal expense/(benefit) of $(228) million, $165 million, $(85) million and $(467) million for the three months ended March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively. Legal expense/(benefit) for the three months ended March 31, 2016 was not material.

(c)
Average core loans were $1.6 billion, $1.7 billion, $1.8 billion, $2.0 billion, and $2.1 billion for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.

(d)
Average investment securities included held-to-maturity balances of $49.4 billion, $50.9 billion, $52.8 billion, $53.4 billion, and $48.3 billion for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.

(e)
Period-end investment securities included held-to-maturity balances of $48.9 billion, $50.2 billion, $52.0 billion, $53.8 billion, and $47.9 billion at March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Mar 31, 2017
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2017	2016	2016	2016	2016	2016	2016
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$326,198	$328,727	$326,353	$322,690	$314,128	(1)%	4%
Loans - PCI	34,385	35,679	37,045	38,360	39,743	(4)	(13)
Total loans retained	360,583	364,406	363,398	361,050	353,871	(1)	2
Loans held-for-sale	6,472	238	398	255	321	NM	NM
Total consumer, excluding credit card loans	367,055	364,644	363,796	361,305	354,192	1	4

Credit card loans
Loans retained	134,917	141,711	133,346	131,507	126,012	(5)	7
Loans held-for-sale	99	105	89	84	78	(6)	27
Total credit card loans	135,016	141,816	133,435	131,591	126,090	(5)	7
Total consumer loans	502,071	506,460	497,231	492,896	480,282	(1)	5

Wholesale loans (b)
Loans retained	386,370	383,790	386,449	374,174	364,312	1	6
Loans held-for-sale and loans at fair value	7,533	4,515	4,374	5,734	2,719	67	177
Total wholesale loans	393,903	388,305	390,823	379,908	367,031	1	7

Total loans	895,974	894,765	888,054	872,804	847,313	—	6
Derivative receivables	56,063	64,078	65,579	78,446	70,209	(13)	(20)
Receivables from customers and other (c)	21,473	17,560	19,163	14,426	16,294	22	32
Total credit-related assets	973,510	976,403	972,796	965,676	933,816	—	4

Lending-related commitments
Consumer, excluding credit card	53,594	54,797	59,990	59,224	60,744	(2)	(12)
Credit card	577,096	553,891	549,634	539,105	532,224	4	8
Wholesale	364,520	368,014	368,987	357,145	367,466	(1)	(1)
Total lending-related commitments	995,210	976,702	978,611	955,474	960,434	2	4

Total credit exposure	$1,968,720	$1,953,105	$1,951,407	$1,921,150	$1,894,250	1	4

Memo: Total by category
Consumer exposure (d)	$1,132,889	$1,115,268	$1,106,980	$1,091,363	$1,073,377	2	6
Wholesale exposures (e)	835,831	837,837	844,427	829,787	820,873	—	2
Total credit exposure	$1,968,720	$1,953,105	$1,951,407	$1,921,150	$1,894,250	1	4

Note 1: In the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale. Net-charge-offs related to the portfolio predominantly reflect a write-down to the estimated fair value of the portfolio at the time of the reclassification. This transfer impacted certain loan and credit-related metrics disclosed on pages 12-13 and 24-27.
Note 2: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AWM, and prime mortgage loans reported in Corporate.

(b)	Includes loans reported in CIB, CB and AWM business segments and Corporate.

(c)
Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(d)	Represents total consumer loans and lending-related commitments.

(e)	Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers and other.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Mar 31, 2017
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2017	2016	2016	2016	2016	2016	2016
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$4,549	$4,820	$4,961	$5,085	$5,225	(6)	(13)

Wholesale nonaccrual loans
Loans retained	1,571	1,954	2,151	2,093	2,203	(20)	(29)
Loans held-for-sale and loans at fair value	109	109	26	7	7	—	NM
Total wholesale nonaccrual loans	1,680	2,063	2,177	2,100	2,210	(19)	(24)

Total nonaccrual loans	6,229	6,883	7,138	7,185	7,435	(10)	(16)

Derivative receivables	179	223	232	220	212	(20)	(16)
Assets acquired in loan satisfactions	418	429	409	352	376	(3)	11
Total nonperforming assets	6,826	7,535	7,779	7,757	8,023	(9)	(15)
Wholesale lending-related commitments (d)	882	506	503	460	722	74	22
Total nonperforming exposure	$7,708	$8,041	$8,282	$8,217	$8,745	(4)	(12)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.70%	0.77%	0.80%	0.82%	0.88%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.24	1.32	1.36	1.41	1.48
Total wholesale nonaccrual loans to total
wholesale loans	0.43	0.53	0.56	0.55	0.60

(a)
At March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $4.5 billion, $5.0 billion, $5.0 billion, $5.2 billion and $5.7 billion, respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $234 million, $263 million, $259 million, $252 million and $269 million, respectively, that are 90 or more days past due; (3) real estate owned (“REO”) insured by U.S. government agencies of $121 million, $142 million, $163 million, $355 million and $360 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, non-modified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)
Included nonaccrual loans held-for-sale of $156 million, $53 million, $53 million and $61 million at March 31, 2017, December 31, 2016, September 30, 2016 and March 31, 2016, respectively. There were no nonaccrual loans held-for-sale at June 30, 2016.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q17 Change
	1Q17	4Q16	3Q16	2Q16	1Q16	4Q16	1Q16
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,776	$14,204	$14,227	$13,994	$13,555	(3)%	2%
Net charge-offs:
Gross charge-offs	1,959	1,532	1,375	1,433	1,357	28	44
Gross recoveries	(305)	(252)	(254)	(252)	(247)	(21)	(23)
Net charge-offs	1,654	1,280	1,121	1,181	1,110	29	49
Write-offs of PCI loans and other (a)	24	32	36	41	47	(25)	(49)
Provision for loan losses	1,316	896	1,132	1,456	1,596	47	(18)
Other	(1)	(12)	2	(1)	—	92	NM
Ending balance	$13,413	$13,776	$14,204	$14,227	$13,994	(3)	(4)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$1,078	$1,100	$960	$1,014	$786	(2)	37
Provision for lending-related commitments	(1)	(32)	139	(54)	228	97	NM
Other	—	10	1	—	—	(100)	—
Ending balance	$1,077	$1,078	$1,100	$960	$1,014	—	6

Total allowance for credit losses	$14,490	$14,854	$15,304	$15,187	$15,008	(2)	(3)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b) (c)	0.76%	0.31%	0.26%	0.19%	0.25%
Credit card retained loans	2.94	2.67	2.51	2.70	2.62
Total consumer retained loans (c)	1.35	0.95	0.86	0.85	0.89
Wholesale retained loans	(0.03)	0.08	0.05	0.17	0.07
Total retained loans (c)	0.76	0.58	0.51	0.56	0.53
Consumer retained loans, excluding credit card and
PCI loans (c)	0.84	0.35	0.29	0.21	0.29
Consumer retained loans, excluding PCI loans (c)	1.46	1.03	0.93	0.92	0.97
Total retained, excluding PCI loans (c)	0.79	0.60	0.54	0.58	0.56

Memo: Average retained loans
Consumer retained, excluding credit card loans	$366,098	$364,857	$362,457	$357,602	$348,916	—	5
Credit card retained loans	137,112	136,085	132,626	128,314	127,227	1	8
Total average retained consumer loans	503,210	500,942	495,083	485,916	476,143	—	6
Wholesale retained loans	382,367	382,360	374,593	369,706	360,306	—	6
Total average retained loans	$885,577	$883,302	$869,676	$855,622	$836,449	—	6

Consumer retained, excluding credit card and
PCI loans	$331,057	$328,507	$324,741	$318,556	$308,526	1	7
Consumer retained, excluding PCI loans	468,169	464,592	457,367	446,870	435,753	1	7
Total retained, excluding PCI loans	850,533	846,949	831,956	816,572	796,055	—	7

Note: In the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale. Net-charge-offs related to the portfolio predominantly reflect a write-down to the estimated fair value of the portfolio at the time of the reclassification. This transfer impacted certain loan and credit-related metrics disclosed on pages 12-13 and 24-27.

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool (e.g., upon liquidation).

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

(c)
For the first quarter of 2017, excluding the net charge-offs related to the student loan portfolio write-down, the net charge-off rate for Consumer retained, excluding credit card loans would have been 0.24%; Total consumer retained loans would have been 0.98%; Total retained loans would have been 0.54%; Consumer retained, excluding credit card loans and PCI loans would have been 0.27% ; Total consumer retained loans excluding PCI loans would have been 1.05%; and Total retained, excluding PCI loans would have been 0.57%.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Mar 31, 2017
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2017	2016	2016	2016	2016	2016	2016
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$300	$308	$352	$365	$371	(3)%	(19)%
Formula-based	2,339	2,579	2,667	2,627	2,694	(9)	(13)
PCI	2,287	2,311	2,618	2,654	2,695	(1)	(15)
Total consumer, excluding credit card	4,926	5,198	5,637	5,646	5,760	(5)	(14)
Credit card
Asset-specific (a)(b)	373	358	363	361	427	4	(13)
Formula-based	3,661	3,676	3,521	3,323	3,007	—	22
Total credit card	4,034	4,034	3,884	3,684	3,434	—	17
Total consumer	8,960	9,232	9,521	9,330	9,194	(3)	(3)
Wholesale
Asset-specific (a)	249	342	490	525	565	(27)	(56)
Formula-based	4,204	4,202	4,193	4,372	4,235	—	(1)
Total wholesale	4,453	4,544	4,683	4,897	4,800	(2)	(7)
Total allowance for loan losses	13,413	13,776	14,204	14,227	13,994	(3)	(4)
Allowance for lending-related commitments	1,077	1,078	1,100	960	1,014	—	6
Total allowance for credit losses	$14,490	$14,854	$15,304	$15,187	$15,008	(2)	(3)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.37%	1.43%	1.55%	1.56%	1.63%
Credit card allowance to total credit card retained loans	2.99	2.85	2.91	2.80	2.73
Wholesale allowance to total wholesale retained loans	1.15	1.18	1.21	1.31	1.32
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	1.27	1.30	1.33	1.45	1.47
Total allowance to total retained loans	1.52	1.55	1.61	1.64	1.66
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	112	109	115	111	112
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	157	145	146	147	143
Wholesale allowance to wholesale retained nonaccrual loans	283	233	218	234	218
Total allowance to total retained nonaccrual loans	225	205	201	198	190

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.81	0.88	0.93	0.93	0.98
Total allowance to total retained loans	1.31	1.34	1.37	1.40	1.40
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	60	61	62	59	59
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	119	111	109	110	107
Total allowance to total retained nonaccrual loans	187	171	164	161	153

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses relates to loans that have been modified in a TDR; the Firm calculates such allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 25.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES

Non-GAAP Financial Measures

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results, including the overhead ratio, and the results of the lines of business on a “managed” basis, which are non-GAAP financial measures. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These non-GAAP financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
Tangible common equity (“TCE”), Return on tangible common equity (“ROTCE”), and Tangible book value per share (“TBVPS”) are non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(c)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)
CIB calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

Key Performance Measures

(a)
Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.